Exhibit 99.1

AmSouth Reports Record First Quarter Earnings of $160.1 Million or
$.45 Per Share

    To hear a webcast of the conference call with analysts at 2 p.m. CDT, April 13, go to www.amsouth.com and click on the webcast link under "Message Center." For supplemental financial information about the first quarter results, visit the Investor Relations Resource Center on AmSouth's web site at www.amsouth.com/irrc.

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--April 13, 2004--AmSouth Bancorporation (NYSE:ASO) today reported earnings for the first quarter ended March 31, 2004, of $.45 per diluted share compared to $.44 per diluted share reported for the first quarter of 2003. Net income for the first quarter of 2004 was a record $160.1 million versus $155.4 million for the same period in 2003.
    AmSouth's first quarter performance resulted in a return on average equity of 19.8 percent, a return on average assets of 1.40 percent and an efficiency ratio of 54.6 percent.
    "Solid growth in loans and deposits, continued improvement in credit quality and growth in core categories of noninterest revenues were key contributors to the quarter's results," said Dowd Ritter, AmSouth's chairman, president and chief executive officer. "We are confident that as the economy improves, our continued focus on growth and expansion in some of the best markets in the country will serve us well and further enhance our performance."
    Net interest income was $359.5 million in the first quarter, higher compared with the previous quarter, and the net interest margin was 3.56 percent.
    Average loans for the quarter grew by $1.9 billion, a 6.7 percent increase over the same quarter in 2003. Average deposits were higher by $3.3 billion, or 12.1 percent during the same period, including a
10.9 percent increase in average low-cost deposits.
    Noninterest revenue, which includes earnings from service charges, trust, investment management services, securities gains and other sources of fee income, was $220.4 million for the quarter, an increase of $27.5 million, or 14.3 percent, compared with the same quarter in 2003. Service charges increased 23.4 percent compared with the first quarter of 2003, trust income grew 11.0 percent over the same period, and investment service income rose 25.1 percent compared with the previous year. Noninterest expenses in the first quarter were $322.3 million, up 11.3 percent compared with the first quarter of 2003 and reflected higher personnel related costs and continuing investments in branch expansion and other revenue producing initiatives.
    Net charge-offs were .38 percent of average net loans in the first quarter, improving 22 basis points from .60 percent in the fourth quarter of 2003, marking the lowest level of charge-offs since the second quarter of 2000. The ratio of loan loss reserves to total loans was 1.28 percent at March 31, 2004, and continued to reflect improvement in credit quality trends and a shift in the loan portfolio mix to include a greater proportion of residential mortgages.
    Nonperforming assets continued to decline during the first quarter. Total nonperforming assets at March 31, 2004, were $135.9 million, or .45 percent of loans net of unearned income, foreclosed properties and repossessions, compared to $147.8 million, or .50 percent, in the previous quarter.
    For supplemental financial information about the first quarter results, you may refer to the Form 8-K filed by AmSouth with the Securities and Exchange Commission on April 13, 2004, or visit the Investor Relations Resource Center on AmSouth's web site at www.amsouth.com.

    About AmSouth

    AmSouth is a regional bank holding company with $47 billion in assets, more than 660 branch banking offices and over 1,200 ATMs. AmSouth operates in Tennessee, Alabama, Florida, Mississippi, Louisiana and Georgia. AmSouth is a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust and investment management services. AmSouth also offers a complete line of banking products and services at its web site, www.amsouth.com.

    Forward Looking Statements

    Statements made in this document which are not purely historical are forward-looking statements as defined in the "Private Securities Litigation Reform Act of 1995," including any statements regarding descriptions of management's plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.
    Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond AmSouth's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. AmSouth's most recent annual report on Form 10-K for the year ended December 31, 2003, describes factors which could cause results to differ materially from management's current expectations. Such factors include, but are not limited to: the execution of AmSouth's strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition; changes in the quality or composition of AmSouth's loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in accounting and tax principles, policies or guidelines; other economic, competitive, governmental, and regulatory factors affecting AmSouth's operations, products, services and prices; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; and the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries. To the extent that terrorist attacks or other hostilities, including geopolitical conflicts, cause a prolonged negative impact on the economy, the effects may include: adverse changes in customers' borrowing, investing or spending patterns; market disruptions; adverse effects on the performance of the United States and foreign equity markets; currency fluctuations; exchange controls; restriction of asset growth; negative effects on credit quality; and other effects that could adversely impact the performance, earnings and revenue growth of the financial services industry, including AmSouth.
    Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.


                              Unaudited
                        AmSouth Bancorporation
                    SUMMARY FINANCIAL INFORMATION
               ($ in thousands, except per share data)



EARNINGS SUMMARY                            Three Months Ended
                                    ----------------------------------
                                      2004
                                    March 31  December 31 September 30
                                    --------- ----------- ------------
Net interest income                 $359,497    $358,784     $343,453
Provision for loan losses             28,100      44,500       41,800
                                    --------- ----------- ------------
Net interest income after provision  331,397     314,284      301,653
Noninterest revenues                 220,430     223,390      228,785
Noninterest expenses                 322,274     310,793      306,556
                                    --------- ----------- ------------
Income before income taxes           229,553     226,881      223,882
Income taxes                          69,454      68,329       66,494
                                    --------- ----------- ------------
Net income                          $160,099    $158,552     $157,388
                                    ========= =========== ============

Earnings per common share              $0.46       $0.45        $0.45
Earnings per common share - diluted     0.45        0.45         0.45
Average common shares outstanding 351,196 350,067 349,421 Average common shares outstanding -
 diluted                             356,908     355,306      353,317
End of period common shares
 outstanding                         352,904     351,891      350,622


EARNINGS SUMMARY
                                                               Percent
                                                                Change
                                                                Versus
                                                       2003     Prior
                                            June 30  March 31    Year
                                           --------- --------- -------
Net interest income                        $349,356  $363,042   (1.0%)
Provision for loan losses                    42,700    44,700  (37.1%)
                                           --------- ---------
Net interest income after provision         306,656   318,342     4.1%
Noninterest revenues                        210,718   192,885    14.3%
Noninterest expenses                        298,622   289,606    11.3%
                                           --------- ---------
Income before income taxes                  218,752   221,621     3.6%
Income taxes                                 63,927    66,265     4.8%
                                           --------- ---------
Net income                                 $154,825  $155,356     3.1%
                                           ========= =========

Earnings per common share                     $0.44     $0.44     4.5%
Earnings per common share - diluted            0.44      0.44     2.3%
Average common shares outstanding           349,509   351,981
Average common shares outstanding -
 diluted                                    353,354   355,265
End of period common shares outstanding     350,477   351,645


EARNINGS SUMMARY                                   YTD
                                           -------------------
                                                               Percent
                                                                Change
                                                                Versus
                                             2004      2003     Prior
                                           March 31  March 31    Year
                                           --------- --------- -------
Net interest income                        $359,497  $363,042   (1.0%)
Provision for loan losses                    28,100    44,700  (37.1%)
                                           --------- ---------
Net interest income after provision         331,397   318,342     4.1%
Noninterest revenues                        220,430   192,885    14.3%
Noninterest expenses                        322,274   289,606    11.3%
                                           --------- ---------
Income before income taxes                  229,553   221,621     3.6%
Income taxes                                 69,454    66,265     4.8%
                                           --------- ---------
Net income                                 $160,099  $155,356     3.1%
                                           ========= =========

Earnings per common share                     $0.46     $0.44     4.5%
Earnings per common share - diluted            0.45      0.44     2.3%
Average common shares outstanding           351,196   351,981
Average common shares outstanding -
 diluted                                    356,908   355,265
End of period common shares outstanding     352,904   351,645



KEY PERFORMANCE RATIOS                      Three Months Ended
                                     ---------------------------------
                                      2004
                                     March 31 December 31 September 30
                                     -------- ----------- ------------
Average shareholders' equity to
 average total assets                   7.09%       7.05%        7.14%
End of period shareholders' equity
 to end of period total assets          7.11        7.08         7.11
Loans net of unearned income to
 total deposits                        94.77       96.38        98.85
Return on average assets
 (annualized)                           1.40        1.41         1.44
Return on average shareholders'
 equity (annualized)                   19.76       19.96        20.18
Book value per common share            $9.56       $9.18        $8.99
Tangible book value per common share   $8.71       $8.32        $8.13
Net interest margin - taxable
 equivalent                             3.56%       3.61%        3.60%
Efficiency ratio                       54.57       52.43        52.58


KEY PERFORMANCE RATIOS
                                                               2003
                                                     June 30  March 31
                                                    --------- --------
Average shareholders' equity to
 average total assets                                   7.43%    7.60%
End of period shareholders' equity to
 end of period total assets                             7.18     7.42
Loans net of unearned income to total
 deposits                                              96.99    98.92
Return on average assets (annualized)                   1.48     1.54
Return on average shareholders'
 equity (annualized)                                   19.95    20.26
Book value per common share                            $8.98    $8.89
Tangible book value per common share                   $8.12    $8.03
Net interest margin - taxable
 equivalent                                             3.84%    4.11%
Efficiency ratio                                       52.26    51.02


KEY PERFORMANCE RATIOS                                     YTD
                                                    ------------------
                                                      2004     2003
                                                    March 31  March 31
                                                    --------- --------
Average shareholders' equity to
 average total assets                                   7.09%    7.60%
End of period shareholders' equity
 to end of period total assets                          7.11     7.42
Loans net of unearned income to
 total deposits                                        94.77    98.92
Return on average assets
 (annualized)                                           1.40     1.54
Return on average shareholders'
 equity (annualized)                                   19.76    20.26
Book value per common share                            $9.56    $8.89
Tangible book value per common share                   $8.71    $8.03
Net interest margin - taxable
 equivalent                                             3.56%    4.11%
Efficiency ratio                                       54.57    51.02




                              Unaudited
                        AmSouth Bancorporation
                    SUMMARY FINANCIAL INFORMATION
                           ($ in thousands)

BALANCE SHEET INFORMATION
AVERAGE BALANCES                          Three Months Ended
-------------------------       --------------------------------------
                                   2004
                                  March 31   December 31  September 30
                                ------------ ------------ ------------

Loans net of unearned income    $29,705,743  $29,263,749  $28,667,773
Total investment securities (a)  11,779,479   11,158,897   10,008,025
Interest-earning assets (a)      41,771,105   40,609,843   39,075,134
Total assets                     45,953,093   44,697,830   43,315,707
Noninterest-bearing deposits      6,103,216    5,855,497    5,605,708
Interest-bearing deposits (b)    24,381,234   23,952,276   23,598,915
Total deposits (b)               30,484,450   29,807,773   29,204,623
Shareholders' equity              3,258,359    3,151,106    3,094,790


BALANCE SHEET INFORMATION
AVERAGE BALANCES                                            Percent
-------------------------                                    Change
                                                2003      Versus Prior
                                  June 30      March 31       Year
                                ------------ ------------ ------------
Loans net of unearned income    $28,265,837  $27,829,798          6.7%
Total investment securities (a)   9,086,673    8,969,417         31.3%
Interest-earning assets (a)      37,708,903   36,953,359         13.0%
Total assets                     41,917,998   40,942,836         12.2%
Noninterest-bearing deposits      5,329,351    5,144,378         18.6%
Interest-bearing deposits (b)    22,766,452   22,042,248         10.6%
Total deposits (b)               28,095,803   27,186,626         12.1%
Shareholders' equity              3,112,945    3,110,406          4.8%


BALANCE SHEET INFORMATION
AVERAGE BALANCES                           YTD
-------------------------       -------------------------   Percent
                                                             Change
                                   2004         2003      Versus Prior
                                  March 31     March 31       Year
                                ------------ ------------ ------------
Loans net of unearned income    $29,705,743  $27,829,798          6.7%
Total investment securities (a)  11,779,479    8,969,417         31.3%
Interest-earning assets (a)      41,771,105   36,953,359         13.0%
Total assets                     45,953,093   40,942,836         12.2%
Noninterest-bearing deposits      6,103,216    5,144,378         18.6%
Interest-bearing deposits (b)    24,381,234   22,042,248         10.6%
Total deposits (b)               30,484,450   27,186,626         12.1%
Shareholders' equity              3,258,359    3,110,406          4.8%

(a) Excludes adjustment for market valuation on available-for- sale securities and certain noninterest-earning marketable equity securities.

(b) Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities.



BALANCE SHEET INFORMATION
ENDING BALANCES
-------------------------------
Loans net of unearned income    $29,893,723  $29,339,364  $29,128,404
Total investment securities (a)  12,426,033   12,036,854   11,011,789
Interest-earning assets (a)      43,253,884   41,521,449   40,341,180
Total assets                     47,414,968   45,615,516   44,342,699
Noninterest-bearing deposits      6,544,028    6,273,835    5,839,977
Interest-bearing deposits        25,000,664   24,166,518   23,628,246
Total deposits                   31,544,692   30,440,353   29,468,223
Shareholders' equity              3,372,349    3,229,669    3,152,834


BALANCE SHEET INFORMATION
ENDING BALANCES                                             Percent
-------------------------                                    Change
                                                          Versus Prior
                                                              Year
                                                          ------------
Loans net of unearned income    $28,222,542  $27,698,948          7.9%
Total investment securities (a)  10,522,760    9,623,430         29.1%
Interest-earning assets (a)      39,296,146   37,811,324         14.4%
Total assets                     43,784,207   42,099,499         12.6%
Noninterest-bearing deposits      5,849,456    5,569,319         17.5%
Interest-bearing deposits        23,249,370   22,431,130         11.5%
Total deposits                   29,098,826   28,000,449         12.7%
Shareholders' equity              3,145,575    3,125,179          7.9%

(a) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.




                              Unaudited
                        AmSouth Bancorporation
                    SUMMARY FINANCIAL INFORMATION
                           ($ in thousands)

NONPERFORMING ASSETS   2004                                    2003
                      March    December  September   June     March
                        31         31        30       30        31
                     --------- --------- --------- --------- ---------
Nonaccrual loans (c) $102,904  $110,153  $120,793  $127,645  $149,551
Foreclosed
 properties            29,291    32,616    35,163    40,656    34,622
Repossessions           3,733     4,986     5,890     7,058     7,082
                     --------- --------- --------- --------- ---------
Total nonperforming
 assets (c)          $135,928  $147,755  $161,846  $175,359  $191,255
                     ========= ========= ========= ========= =========

Nonperforming assets
 to loans net of
 unearned income,
 foreclosed
 properties and
 repossessions           0.45%     0.50%     0.55%     0.62%     0.69%


Accruing loans 90
 days past due        $58,195   $67,460   $72,588   $67,454   $80,585
                     ========= ========= ========= ========= =========

(c) Exclusive of accruing loans 90 days past due


ALLOWANCE FOR LOAN LOSSES

                       2004                                    2003
                       1st       4th       3rd       2nd       1st
                      Quarter   Quarter   Quarter   Quarter   Quarter
-------------------- --------- --------- --------- --------- ---------
Balance at beginning
 of period           $384,124  $384,059  $384,011  $383,936  $381,579
Loans charged off     (44,412)  (56,403)  (55,102)  (55,565)  (52,988)
Recoveries of loans
 previously charged
 off                   16,406    11,968    13,350    12,940    10,645
                     --------- --------- --------- --------- ---------
Net Charge-offs       (28,006)  (44,435)  (41,752)  (42,625)  (42,343)
Addition to
 allowance charged
 to expense            28,100    44,500    41,800    42,700    44,700
Allowance sold         (1,768)        -         -         -         -
                     --------- --------- --------- --------- ---------
Balance at end of
 period              $382,450  $384,124  $384,059  $384,011  $383,936
                     ========= ========= ========= ========= =========

Allowance for loan
 losses to loans net
 of unearned income      1.28%     1.31%     1.32%     1.36%     1.39%
Net charge-offs to
 average loans net
 of unearned income (d)  0.38%     0.60%     0.58%     0.60%     0.62%
Allowance for loan
 losses to nonperforming
 loans (c)             371.66%   348.72%   317.95%   300.84%   256.73%
Allowance for loan
 losses to nonperforming
 assets (c)            281.36%   259.97%   237.30%   218.99%   200.75%

(d) Annualized
(c) Exclusive of accruing loans 90 days past due


    --30--LC/na*

    CONTACT: AmSouth Bancorporation, Birmingham
             Investment Community:
             List Underwood, 205-801-0265
             or
             News Media:
             Rick Swagler, 205-801-0105